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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

KIPS BAY MEDICAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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KIPS BAY MEDICAL, INC.
3405 Annapolis Lane North, Suite 200
Minneapolis, Minnesota 55447
Ph: (763) 235-3540

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON TUESDAY, MAY 22, 2012

To our Stockholders:

        The 2012 Annual Meeting of the Stockholders (the "2012 Annual Meeting") of Kips Bay Medical, Inc. (the "Company") will be held on Tuesday, May 22, 2012, at the Minneapolis Club—Founders Room, located at 729 2nd Avenue South, Minneapolis, Minnesota 55402. Registration for the 2012 Annual Meeting will begin at 3:15 p.m. Central Time ("CT"). The 2012 Annual Meeting will commence at approximately 3:30 p.m. CT. The purposes of the 2012 Annual Meeting are to:

  (1)
  Elect four (4) directors to our Board of Directors to serve until the next annual meeting of stockholders or until such time as their successors are elected and qualified;

  (2)
  Authorize the potential issuance of additional shares of common stock to Aspire Capital Fund, LLC in accordance with the stockholder approval requirements of NASDAQ Rule 5635.

  (3)
  Consider and vote upon a proposal to ratify the appointment of Ernst & Young LLP as the Company's Independent Registered Public Accountant for 2012.

  (4)
  Transact such other business as may properly come before the 2012 Annual Meeting and any adjournment or postponement thereof.

        Any action may be taken on any one of the foregoing proposals at the 2012 Annual Meeting on the date specified above, or on any date or dates to which the 2012 Annual Meeting may be adjourned. The Board of Directors is not aware of any other business to come before the 2012 Annual Meeting. The foregoing proposals are described more fully in the enclosed proxy statement (the "Proxy Statement"). If you have any questions regarding the information contained in the Proxy Statement or regarding the completion of the enclosed proxy card, voting by internet or telephone, or would like directions to the 2012 Annual Meeting, please call the Company at (763) 235-3540.

        Only stockholders that were listed on the Company's records at the close of business on Monday, April 2, 2012, the record date set by the Board of Directors for the meeting, are entitled to notice of the 2012 Annual Meeting and to vote at the 2012 Annual Meeting and any adjournments thereof. The stock transfer books of the Company will not be closed.

        All stockholders are cordially invited to attend the 2012 Annual Meeting in person. However, to assure the presence of a quorum, the Board of Directors requests all stockholders of record to promptly complete, sign, date and return the enclosed proxy card, which is solicited by the Board of Directors, or to vote by internet or telephone by following the instructions on the enclosed proxy card, whether or not you plan to attend the 2012 Annual Meeting. The proxy is revocable and will not be used if you attend and vote at the 2012 Annual Meeting in person or otherwise provide notice of your revocation. The prompt return of proxies will save the Company the expense of further requests for proxies in order to insure a quorum. Please mail your executed proxy card to the Company's stock transfer agent in the enclosed envelope. No postage is required if mailed in the United States.

By order of the Board of Directors,

Manny Villafaña
 Chairman of the Board and Chief Executive Officer
Minneapolis, Minnesota
April 17, 2012

PROXY STATEMENT
2012 ANNUAL MEETING OF STOCKHOLDERS

Tuesday, May 22, 2012
3:30 p.m. CT

        This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors of Kips Bay Medical, Inc., a Delaware corporation (the "Company"), for use at the 2012 Annual Meeting of Stockholders of the Company to be held on Tuesday, May 22, 2012 (the "2012 Annual Meeting"), and at any adjournment thereof. The 2012 Annual Meeting will be held at the Minneapolis Club—Founders Room, located at 729 2nd Avenue South, Minneapolis, Minnesota 55402. Registration for the 2012 Annual Meeting will begin at approximately 3:15 p.m. Central Time ("CT"). The 2012 Annual Meeting will commence at approximately 3:30 p.m. CT. This solicitation is being made by mail; however, the Company may also use its officers, directors, and employees (without providing them with additional compensation) to solicit proxies from stockholders in person or by telephone, facsimile or letter. Distribution of this Proxy Statement and the proxy card via U.S. Mail is scheduled to begin on or about April 17, 2012.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to be Held on May 22, 2012:
The Notice, Proxy Statement, Form of Proxy Card, and Annual Report on Form 10-K are available at
https://proxymaterials.kipsbaymedical.com

QUESTIONS AND ANSWERS ABOUT THE 2012 ANNUAL MEETING AND VOTING

Q:
Why did I receive this Proxy Statement?

A:
The Company is soliciting your proxy vote at the 2012 Annual Meeting because you owned of record one or more shares of common stock of the Company at the close of business on Monday, April 2, 2012, the record date for the meeting, and are therefore entitled to vote at the 2012 Annual Meeting.

Q:
What is a proxy?

A:
A proxy is your legal designation of another person or persons (the "proxy" or "proxies," respectively) to vote on your behalf. By completing and returning the enclosed proxy card or voting by internet or telephone, you are giving Manny Villafaña and Scott Kellen, the proxies, the authority to vote your shares of common stock at the 2012 Annual Meeting in the manner you indicate on your proxy card or by internet or telephone. If you do not give direction with respect to any nominee or other proposal, the proxies will vote your shares as recommended by the Board of Directors. The proxies are authorized to vote in their discretion if other matters are properly submitted at the 2012 Annual Meeting, or any adjournments thereof.

Q:
When and where is the 2012 Annual Meeting?

A:
The 2012 Annual Meeting will be held on Tuesday, May 22, 2012 at the Minneapolis Club—Founders Room, located at 729 2nd Avenue South, Minneapolis, Minnesota 55402. Registration for the meeting will begin at approximately 3:15 p.m. CT. The 2012 Annual Meeting will commence at approximately 3:30 p.m. CT.

Q:
What am I voting on?

A:
You are voting on the following matters:

•
Proposal 1—The election of the four (4) directors named in this Proxy Statement;

•
Proposal 2—The authorization of the potential issuance of additional shares of common stock to Aspire Capital Fund, LLC in accordance with the stockholder approval requirements of NASDAQ Rule 5635; and

•
Proposal 3—The ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accountant for 2012.

Q:
What does the Board recommend?

A:
The Board recommends a vote:

•
FOR the election of its four director nominees (see Proposal 1);

•
FOR the authorization of the potential issuance of additional shares of common stock to Aspire Capital Fund, LLC in accordance with the stockholder approval requirements of NASDAQ Rule 5635 (see Proposal 2);

•
FOR the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accountant for 2012 (see Proposal 3).

Q:
How many votes do I have?

A:
On any matter which may properly come before the 2012 Annual Meeting, each stockholder entitled to vote thereon will have one (1) vote for each share of common stock owned of record by such stockholder as of the close of business on Monday, April 2, 2012.

Q:
How many shares of common stock may vote at the 2012 Annual Meeting?

A:
At the close of business on Monday, April 2, 2012, there were 16,245,579 outstanding shares of common stock. This means that there may be 16,245,579 votes on any matter presented at the 2012 Annual Meeting.

Q:
What vote is required to approve each of the Proposals?

A:
Proposal 1—Election of Directors—With respect to the election of directors, the four (4) nominees receiving the greatest number of votes relative to the votes cast for the other nominees will be elected, regardless of whether an individual nominee receives votes from a majority of the quorum of shares represented (in person or by proxy) at the 2012 Annual Meeting. Although directors are elected by plurality vote, the presence (in person or by proxy) of stockholders representing an aggregate of at least a majority of the issued and outstanding shares of common stock is required to constitute a quorum for the election of directors.

Proposal 2—The Authorization of the Potential Issuance of Additional Shares of Common Stock to Aspire Capital Fund, LLC in Accordance with the Stockholder Approval Requirements of NASDAQ Rule 5635—Provided a quorum of at least a majority of the issued and outstanding stock is present (in person or by proxy), the affirmative vote of the holders of a majority of the shares of common stock represented at the 2012 Annual Meeting (whether in person or by proxy) will result in the stockholders' authorization of the potential issuance of additional shares of common stock to Aspire Capital Fund, LLC in accordance with the stockholder approval requirements of NASDAQ Rule 5635.

  Proposal 3—Ratification of the Appointment of Ernst & Young LLP as the Company's Independent Registered Public Accountant for 2012—Provided a quorum of at least a majority of the issued and outstanding stock is present (in person or by proxy), the affirmative vote of the holders of a majority of the shares of common stock represented at the 2012 Annual Meeting (whether in person or by proxy) will result in the stockholders' ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accountant for 2012.

Q:
Do stockholders have cumulative voting rights?

A:
Stockholders do not have cumulative voting rights with respect to the election of directors or any other matter, which means that stockholders will not be able to cast all of their votes for a single director nominee.

Q:
What constitutes a quorum?

A:
Transaction of business may occur at the 2012 Annual Meeting if a quorum is present. The presence in person or by proxy of stockholders holding at least a majority of the issued and outstanding shares of common stock is required to constitute a quorum. On Monday, April 2, 2012, the Company had 16,245,579 issued and outstanding shares of common stock and, therefore, the presence of 8,122,790 shares will constitute a quorum for the transaction of business at the 2012 Annual Meeting. If you submit a proxy or vote in person at the meeting, your shares will be counted in determining whether a quorum is present at the 2012 Annual Meeting. Broker non-votes and abstentions are also counted for the purpose of determining a quorum, as discussed below.

Q:
What is the effect of abstentions and withhold votes?

A:
You may either vote FOR or WITHHOLD authority to vote for each nominee for the Board of Directors. If you withhold authority to vote on any or all nominees, your vote will have no effect on the outcome of the election. You may vote FOR, AGAINST or ABSTAIN on proposals 2 and 3. If you abstain from voting on proposals 2 or 3, your shares will be deemed present but will not be deemed to have voted in favor of the proposal. An abstention therefore has the same effect as a vote against the proposal.

If you just sign and submit your proxy card without voting instructions, your shares will be voted FOR each director nominee and proposals 2 and 3.

Q:
What is the effect of broker non-votes?

A:
Shares that are held by stock brokers in "street name" may be voted by the stock broker on "routine" matters, such as ratification of our independent registered public accounting firm. To vote on "non-routine" matters, the stock broker must obtain stockholder direction. When the stock broker does not vote the shares, the stock broker's abstention is referred to as a "broker non-vote."

Brokers do not have discretion to vote shares for the election of directors or any other non-routine matters that may be brought before the meeting, including the authorization of the potential issuance of additional shares of common stock to Aspire Capital Fund, LLC. Accordingly, if your shares are held in street name and you do not submit voting instructions to your broker, your shares will not be counted in determining the outcome of these proposals. Brokers will have discretion to vote on the ratification of Ernst & Young LLP as the Company's independent registered public accounting firm for 2012 if you do not provide voting instructions.

  Broker non-votes will be considered present for quorum purposes at the 2012 Annual Meeting. Broker non-votes in connection with the election of directors are not deemed "votes cast," and, since directors are elected by a plurality, will have no effect on the election.

Q:
How do I vote my shares?

A:
If you are a stockholder of record, you may vote your shares of common stock at the 2012 Annual Meeting using any of the following methods:

•
Proxy Card—The enclosed proxy card is a means by which a stockholder may authorize the voting of his, her, its or their shares of common stock at the 2012 Annual Meeting. The shares of common stock represented by each properly executed proxy card will be voted at the 2012 Annual Meeting in accordance with the stockholder's directions. The Company urges you to specify your choices by marking the appropriate boxes on the enclosed proxy card. After you have marked your choices, please sign and date the proxy card and mail the proxy card to the Company's stock transfer agent, Wells Fargo Shareowner Services, in the enclosed envelope. If you sign and return the proxy card without specifying your choices, your shares will be voted FOR the Board of Director's nominees for directors, FOR the authorization of the potential issuance of additional shares of common stock to Aspire Capital Fund, LLC, and FOR the ratification of the appointment of Ernst & Young LLP as the Company's independent public accountant for 2012.

•
Internet www.eproxy.com/kips—If you have Internet access, you may submit your proxy from any location in the world 24 hours a day, 7 days a week. Have your proxy card with you when you access the website and then follow the instructions to obtain your records and to create an electronic voting instruction form.

•
Telephone 1-800-560-1965—If you live in the United States, you may use any touch-tone telephone to vote your proxy toll-free 24 hours a day, 7 days a week. Have your proxy card in hand when you call and then follow the instructions.

•
In person at the 2012 Annual Meeting—All stockholders of record as of Monday, April 2, 2012 may vote in person at the 2012 Annual Meeting. Even if you plan to attend the 2012 Annual Meeting, we recommend that you submit your proxy card or vote by internet or telephone ahead of time so that your vote can be counted if you later decide not to attend.

You are a "beneficial owner" of shares held in "street name," rather than a "stockholder of record," if your shares are held in the name of a stock broker, bank, trust or other nominee as a custodian, and this Proxy Statement and the accompanying Notice were forwarded to you by that organization. As a beneficial owner, you have the right to direct your stock broker, bank, trust or other nominee how to vote your shares. You may vote by proxy by completing the voting instruction form provided by your custodian. Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the 2012 Annual Meeting unless you obtain a "legal proxy" from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the meeting.

Q:
Can I change my vote after I have mailed in my proxy card or voted by internet or telephone?

A:
Proxies solicited by the Board of Directors may be revoked at any time prior to the 2012 Annual Meeting. No specific form of revocation is required. You may revoke your proxy by:

•
Voting in person at the 2012 Annual Meeting;

•
Returning a later-dated signed proxy card;

•
Entering a new vote by internet or telephone; or

  •
  Giving personal or written notice of the revocation to the Company's Chief Financial Officer and Corporate Secretary, Scott Kellen, at the commencement of the 2012 Annual Meeting.

  If your shares are held in "street name" through a broker or other nominee, you will need to contact that nominee if you wish to change your voting instructions.

Q:
How will my shares be voted if I do not specify how they should be voted or if I vote for too few or too many choices on the proxy card?

A:
If you are a record holder and do not mark any choices for the election of directors on the proxy card, then the proxies solicited by the Board of Directors will be voted FOR the nominees recommended for election by the Board of Directors. You may wish to vote for less than four (4) director candidates. In such case, your shares will only be voted for the director candidate(s) you have selected. If you mark contradicting choices on the proxy card, such as both FOR and WITHHOLD for a director candidate, your shares will not be voted with respect to the director candidate for which you marked contradicting choices.

If you are a record holder and do not mark a choice with respect to the approval of proposals 2 or 3, then the proxies solicited by the Board of Directors will be voted FOR the approval of each proposal. If you mark contradicting choices on your proxy card, such as a mark both FOR and AGAINST the approval of a proposal, then your shares will not be counted either for or against the proposal for which you have marked contradicting choices.

Q:
Who can attend the 2012 Annual Meeting?

A:
All stockholders of record as of the close of business on Monday, April 2, 2012 may attend the 2012 Annual Meeting. If you are not a stockholder of record but hold shares through a broker, bank, trustee, or other nominee as custodian (i.e., in street name), we may request proof of your beneficial ownership as of the record date, such as an account statement, a copy of the voting instruction card provided by your custodian, a "legal proxy" provided by your custodian, or other similar evidence of ownership.

Q:
What is the record date for the 2012 Annual Meeting?

A:
The Board of Directors has fixed Monday, April 2, 2012, as the record date.

Q:
Who will count the votes?

A:
All proxies submitted to the Company will be tabulated by our stock transfer agent, Wells Fargo Shareowner Services. All shares voted by stockholders of record present in person at the 2012 Annual Meeting will be tabulated by our Corporate Secretary or his designee.

Q:
Who is paying for this proxy solicitation?

A:
The entire cost of this proxy solicitation will be borne by the Company. The cost will include the cost of supplying necessary additional copies of the solicitation materials for beneficial owners of shares held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such record holders for completing the mailing of such materials to such beneficial owners.

Q:
How do I nominate a candidate for election as a director at next year's Annual Meeting?

A:
Nominations for director are made by the Board of Directors. Stockholders may nominate a candidate for director for the 2013 Annual Meeting by following the procedures explained below in this Proxy Statement under the caption "CORPORATE GOVERNANCE—Selection of Director Nominees" and contained in the rules and regulations of the Securities and Exchange Commission.

Q:
What is a stockholder proposal?

A:
A stockholder proposal is your recommendation or requirement that the Company and/or the Board of Directors take action, which you intend to present at a meeting of the stockholders. Your proposal should state as clearly as possible the course of action that you believe the Company should follow. If your proposal is included in the Company's Proxy Statement, then the Company must also provide the means for stockholders to vote on the matter via the proxy card. The deadlines and procedures for submitting stockholder proposals for the 2013 Annual Meeting are explained in the following question and answer. The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Q:
When are stockholder proposals and director nominations due for the 2013 Annual Meeting?

A:
In order to be considered for inclusion in next year's proxy statement, stockholder proposals, including director nominations, must be submitted in writing to the Company no later than December 18, 2012 (approximately 120 days prior to the one year anniversary of the mailing of this Proxy Statement). The Company suggests that proposals for the 2013 Annual Meeting of Stockholders be submitted by certified mail, return receipt requested. The proposal must be in accordance with the provision of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

Stockholders who intend to present a proposal or director nomination at the 2013 Annual Meeting of Stockholders without including such proposal or nomination in the Company's proxy statement must, pursuant to the Company's bylaws, deliver to the Company notice of such proposal no earlier than January 22, 2013 (approximately 120 days prior to the one year anniversary of this year's meeting) and no later than February 21, 2013 (approximately 90 days prior to the one year anniversary of this year's meeting). The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

If a stockholder proposal intended to be submitted to the 2013 Annual Meeting of Stockholders does not comply, as determined in the chairman's discretion, with the timeframes and other procedures established by the Company's bylaws, the proposal will be disregarded.

 PROPOSALS TO BE VOTED UPON

PROPOSAL 1

ELECTION OF DIRECTORS

        The Board of Directors is currently comprised of four directors, and four directors will be elected at the 2012 Annual Meeting to hold office until the 2013 Annual Meeting of Stockholders or until the successor of each shall be elected and qualified in accordance with the Company's Bylaws. Mr. Manny Villafaña, Mr. Arch Smith, Mr. Robert Munzenrider and Mr. Robert Sheehy are presently serving as members of the Board of Directors. The Company has no reason to believe that any of the director nominees named below will be unable or unwilling to serve as director if elected. If for any reason any nominee withdraws or is unable to serve as director (neither of which is expected at this time), the shares represented by all valid proxies will be voted for the election of a substitute nominee recommended by the Board of Directors or the Board of Directors may reduce the size of the Board of Directors.

        The four nominees receiving the greatest number of affirmative votes cast will be elected as directors. Except as otherwise directed on the proxy cards or by internet or telephone voting, the proxies will vote all valid proxies for the four nominees identified below.

Nominees for Election as Directors at the 2012 Annual Meeting

        The Board of Directors has recommended the following persons as nominees for election as directors at the 2012 Annual Meeting:

Nominee Name	Age (as of Annual Meeting)	Year First Became a Director
Manny Villafaña	71	2007
Arch C. Smith	57	2011
Robert E. Munzenrider	67	2011
Robert J. Sheehy	54	2011

        Certain biographical information relating to each of the director nominees is set forth below

        Manny Villafaña is our founder, and has been our Chairman of the Board and Chief Executive Officer since our inception in 2007. Prior to founding us and since 1999, Mr. Villafaña founded and served as Chairman of the Board and Chief Executive Officer of CABG Medical, Inc., formed to develop an artificial coronary graft for use in bypass surgery. From 1987 to 2004, Mr. Villafaña founded and served as Chairman of the Board and Chief Executive Officer of ATS Medical, Inc., which developed open-pivot mechanical heart valves. ATS Medical was subsequently acquired by Medtronic, Inc. From 1976 to 1982, Mr. Villafaña founded and served as President and Chairman of the Board of St. Jude Medical, Inc. From 1972 to 1976, Mr. Villafaña founded and served as President and Chairman of the Board of Cardiac Pacemakers, Inc., or CPI, a cardiac rhythm management company. CPI was ultimately acquired by Eli Lilly and Company, which spun out CPI as Guidant Corporation. Guidant was, in turn, purchased by Boston Scientific Corporation.

        Mr. Villafaña has received numerous awards and honors, including the "Living Legend of Medicine" award from the International Society of Cardio Thoracic Surgeons, the Ellis Island Medal of Honor, the Grand Prize Recipient—Mediterranean Institute of Cardiology, the Ernst & Young LLP National Master Entrepreneur of the Year, the Boys and Girls Club of America Hall of Fame, induction into the Minnesota Business Hall of Fame and, in 2010, induction into the Minnesota Science and Technology Hall of Fame.

        Arch C. Smith joined us as a director in February 2011 and is currently a partner with Rothschild Capital Partners, focusing on investments in publicly traded medical device stocks. From April 2005 to May 2010, Mr. Smith was a Venture Partner at Sight Line Partners, a venture capital firm focused on investments in later stage private medical device companies. From 1984 to 2003, Mr. Smith worked for Piper Jaffray, a Minneapolis-based investment bank. Mr. Smith contributed in roles of increasing responsibility and most recently as a senior healthcare analyst and Managing Director for equity research, specializing in medical technology companies. Mr. Smith initially covered large capitalization stocks in the cardiovascular device arena, but later shifted the focus of his practice to small capitalization medical technology companies. Mr. Smith served on the board of directors for CABG Medical, Inc. from 2004 to 2006. During his employment with Sight Line Partners, Mr. Smith served on the board of directors of Centerre Healthcare, PHT Corporation and InSound Medical. Mr. Smith serves on the board of the Minneapolis Heart Institute Foundation. We believe that, as a successful venture capitalist, Mr. Smith brings important strategic insight to our board, as well as a wealth of experience working with the investment community.

        Robert E. Munzenrider joined us as a director in February 2011 and is the founder and co-founder of several e-commerce businesses. From 2000 to 2002, Mr. Munzenrider was President of Harmon AutoGlass, a subsidiary of Apogee Enterprises, Inc. In 1999, he served as Vice President and Chief Financial Officer of the Glass Services Segment of Apogee Enterprises. He also served as Executive Vice President and Chief Financial Officer of Eliance Corp., an e-commerce service provider, during part of 1999. From 1998 to 1999, Mr. Munzenrider served as Vice President and Chief Financial Officer of St. Jude Medical, Inc. Mr. Munzenrider has served on the board of directors for Viad Corp. since 2004 and Angeion Corp. since 2010. Mr. Munzenrider also served on the board of directors for Criticare Systems, Inc. from 2007 to 2008, the board of directors for CABG Medical, Inc. from 2004 to 2006, and the board of directors for ATS Medical, Inc. from 2003 to 2010. He is also a Trustee Emeritus on the University of Montana Foundation. We believe that Mr. Munzenrider's extensive financial background and significant leadership experience in consumer-focused industries adds valuable expertise and insight to our board.

        Robert J. Sheehy joined us as a director in February 2011 and is an Operating Partner and member of the Strategic Advisory Board of Genstar Capital, a San Francisco based private equity firm that invests in leading middle-market companies. From 2007 to 2008, Mr. Sheehy served as Senior Vice President for UnitedHealth Group, Inc. From 2000 to 2007, Mr. Sheehy served as Chief Executive Officer of UnitedHealthcare, Inc., a division of UnitedHealth Group. From April 1998 to December 2000, Mr. Sheehy was President of UnitedHealthcare. Prior to April 1998, Mr. Sheehy served in various capacities with UnitedHealth Group. Mr. Sheehy currently serves on the board of directors for Univita Health, which he joined in March 2010, and Evolution1, Inc., which he joined in July 2011. Mr. Sheehy currently serves as the Chairman of the board of directors of West Side Community Health Services and as a member of the Board of Trustees of Breck School. We believe that Mr. Sheehy brings strategic insight and leadership and a wealth of experience in healthcare to our board, as well as knowledge of regulations and issues facing healthcare providers and medical device companies.

Required Vote and Board Recommendation

        If a quorum is present, the affirmative vote of a plurality of the shares of common stock present at the 2012 Annual Meeting, represented in person or by proxy, and entitled to vote on the matter is required to elect a nominee to the position of director. The four nominees receiving the greatest number of votes will be elected as directors.

        THE BOARD HAS DETERMINED THAT EACH NOMINEE IS QUALIFIED TO SERVE AS A DIRECTOR AND RECOMMENDS A VOTE "FOR" THE ELECTION OF ITS NOMINEES FOR DIRECTORS.

PROPOSAL 2

APPROVAL OF THE AUTHORIZATION OF THE POTENTIAL ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK TO ASPIRE CAPITAL FUND, LLC IN ACCORDANCE WITH THE STOCKHOLDER APPROVAL REQUIREMENTS OF NASDAQ RULE 5635

Background of Transaction

        On October 24, 2011, we entered into a common stock purchase agreement (the "Purchase Agreement") with Aspire Capital Fund, LLC, an Illinois limited liability company ("Aspire Capital"), which provides that, upon the terms and subject to the conditions and limitations set forth therein, Aspire Capital is committed to purchase up to an aggregate of $20.0 million of shares of our common stock (the "Purchase Shares") over a three year period at purchase prices determined in accordance with the Purchase Agreement. Concurrently with entering into the Purchase Agreement, we also entered into a registration rights agreement with Aspire Capital, dated as of October 24, 2011, in which we agreed to file one or more registration statements as permissible and necessary to register under the Securities Act of 1933, as amended, the sale by Aspire Capital of the shares of our common stock that have been and that may be issued to Aspire Capital under the Purchase Agreement. This registration statement, which registered an aggregate of 3,164,357 shares for resale by Aspire Capital, was declared effective by the SEC on January 26, 2012.

        Pursuant to the Purchase Agreement, on any trading day on which the closing sale price of the Company's common stock exceeds $1.00 per share, we have the right, in our sole discretion, to present Aspire Capital with a purchase notice, directing Aspire Capital to purchase up to the lesser of 100,000 shares or $500,000 of the Company's common stock per trading day. The purchase price per Purchase Share will be equal to the lesser of (i) the lowest sale price of the Company's common stock on the purchase date or (ii) the arithmetic average of the three lowest closing sale prices for the Company's common stock during the twelve consecutive trading days ending on the trading day immediately preceding the purchase date. There are no trading volume requirements or restrictions under the Purchase Agreement. Aspire Capital has no right to require any sales by us, but is obligated to make purchases from us as we direct in accordance with the Purchase Agreement.

        In addition, on any date on which we submit a purchase notice to Aspire Capital as described above, we also have the right, in our sole discretion, to present Aspire Capital with a volume-weighted average price purchase notice (each, a "VWAP Purchase Notice") directing Aspire Capital to purchase an amount of our common stock equal to up to 30% of the aggregate shares of common stock traded on the next business day (the "VWAP Purchase Date"), subject to a maximum number of shares determined by us (the "VWAP Purchase Share Volume Maximum"). The purchase price per Purchase Share pursuant to such VWAP Purchase Notice (the "VWAP Purchase Price") shall be the lower of (i) the closing sale price on the VWAP Purchase Date, or (ii) 95% of the volume weighted average price for all or a portion of our common stock traded on the VWAP Purchase Date. The 95% of the volume weighted average price shall be calculated based on the shares traded during (i) the VWAP Purchase Date if the aggregate shares to be purchased on such date does not exceed the VWAP Purchase Share Volume Maximum, or (ii) the portion of such business day until such time as the aggregate shares to be purchased will equal the VWAP Purchase Share Volume Maximum. Further, if the sale price of our common stock falls on the VWAP Purchase Date below the greater of (i) 90% of the closing price of our common stock on the business day immediately preceding the VWAP Purchase Date or (ii) a higher price set by us in the VWAP Purchase Notice (the "VWAP Minimum Price Threshold"), the VWAP Purchase Price will be determined using the percentage in the VWAP Purchase Notice of the total shares traded for such portion of the VWAP Purchase Date prior to the time that the sale price of our common stock fell below the VWAP Minimum Price Threshold and the volume weighted average price of our common stock sold during such portion of the VWAP Purchase

Date prior to the time that the sale price of our common stock fell below the VWAP Minimum Price Threshold.

        In consideration for entering into the Purchase Agreement, concurrently with the execution of the Purchase Agreement, we issued to Aspire Capital 378,788 shares of our common stock as a commitment fee (the "Commitment Shares"). The Purchase Agreement provides that we may not issue and sell more than 3,164,357 shares of our common stock, including the Commitment Shares (19.9% of the Company's outstanding shares as of October 24, 2011, the date of the Purchase Agreement), unless stockholder approval is obtained in compliance with the applicable listing maintenance rules of The NASDAQ Stock Market LLC.

        As of December 31, 2011, we have not sold shares of common stock to Aspire Capital pursuant to the Purchase Agreement. As of December 31, 2011, a total of 378,788 shares of common stock, representing the Commitment Shares, have been issued to Aspire Capital pursuant to the Purchase Agreement.

        The Purchase Agreement contains customary representations, warranties, covenants, closing conditions and indemnification and termination provisions by, among and for the benefit of the parties. The Purchase Agreement may be terminated by us at any time, at our discretion, without any cost or penalty to us. Aspire Capital has covenanted not to cause or engage in any manner whatsoever, any direct or indirect short selling or hedging of our shares. We did not pay Aspire Capital any expense reimbursement in connection with the transaction. There are no limitations on use of proceeds, financial or business covenants, restrictions on future fundings, rights of first refusal, participation rights, penalties or liquidated damages in the Purchase Agreement. Consistent with the rights of other holders of our common stock, Aspire Capital will not have preemptive rights. The Purchase Agreement is attached as Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the SEC on October 25, 2011.

Stockholder Approval Required

        As noted above, the Purchase Agreement restricts the amount of shares that may be sold to Aspire Capital to 3,164,357 shares of our common stock, including the Commitment Shares (19.9% of the Company's outstanding shares as of October 24, 2011, the date of the Purchase Agreement), unless stockholder approval is obtained in compliance with the applicable listing maintenance rules of The NASDAQ Stock Market LLC.

        Under NASDAQ Rule 5635(b), prior stockholder approval is required for issuances of securities that will result in a "change of control" of the issuer. NASDAQ may deem a change of control to occur when, as a result of an issuance, an investor or a group would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power would be the largest ownership position of the issuer. No shares of common stock have been sold to Aspire Capital under the Purchase Agreement and a total of 378,788 shares of common stock, representing the Commitment Shares, have been issued to Aspire Capital. Accordingly, no "change of control" has occurred under applicable NASDAQ Rules. We are seeking stockholder approval for the issuance of shares of our common stock that could cause Aspire Capital to own 20% or more of our outstanding common stock and result in a change of control, as defined by NASDAQ, as required under NASDAQ Rule 5635(b).

        Under NASDAQ Rule 5635(d)(2), stockholder approval is also required for the issuance, other than in a public offering, of common stock equal to 20% or more of the common stock outstanding before the issuance at a price less than the greater of book or market value. We are therefore seeking stockholder approval to issue greater than 20% of our outstanding common stock to Aspire Capital at a price less than the greater of book or market value, as required under NASDAQ Rule 5635(d)(2).

Reasons for Transaction and Effect on Current Stockholders

        The Board of Directors determined that the Purchase Agreement with Aspire Capital was in the best interest of the Company because the right to sell shares to Aspire Capital provides the Company with a known source of capital and the ability to access that capital when and if needed.

        The Purchase Agreement does not affect the rights of the holders of outstanding common stock, but the sale of shares to Aspire Capital pursuant to the terms of the Purchase Agreement will have a dilutive effect on the existing stockholder's voting power. If we sell to Aspire Capital all of the shares that we are eligible to sell under the Purchase Agreement, Aspire Capital would hold approximately 16.6% of the outstanding shares of the Company and would be one of our largest stockholders. If we receive stockholder approval to issue shares to Aspire Capital in excess of the 3,164,357 shares currently allowed under the Purchase Agreement, Aspire Capital may hold an even greater percentage of the outstanding shares of the Company. Aspire Capital may be in a position to exert influence over the Company and there is no guarantee that the interests of Aspire Capital will align with the interests of other stockholders.

Required Vote and Board Recommendation

        If a quorum is present, the affirmative vote of the stockholders holding a majority of the shares of common stock represented at the 2012 Annual Meeting, whether in person or by proxy, and entitled to vote on the matter is required to authorize the potential issuance of additional shares of common stock to Aspire Capital in accordance with the stockholder approval requirements of NASDAQ Rule 5635.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AUTHORIZATION OF THE POTENTIAL ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK TO ASPIRE CAPITAL FUND, LLC IN ACCORDANCE WITH THE STOCKHOLDER APPROVAL REQUIREMENTS OF NASDAQ RULE 5635.

PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

        The Company's Audit Committee has selected Ernst & Young LLP as the Company's independent registered public accountant for the year ending December 31, 2012. Ernst & Young LLP has been the Company's independent registered public accountant since 2010. The firm has advised the Company that it has no relationship to the Company except that of independent public accountant.

        A representative of Ernst & Young LLP is expected to be present at the 2012 Annual Meeting of Stockholders. Such representative will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions regarding audit of the financial statements.

Audit Fees

        The following table presents fees for professional services billed by Ernst & Young LLP to the Company for the audit of the Company's annual financial statements for the years ended December 31, 2011 and 2010. No audit-related fees, tax fees or other fees were billed by Ernst & Young LLP to the Company for professional services related to the years ended December 31, 2011 and 2010.

Category	Year	Fees
Audit Fees(1)	2011	$99,500
	2010	$325,000

(1)
Audit fees represent fees billed for professional services related to the audit of the Company's annual financial statements and services related to the Registration Statement filed to register the sale by Aspire Capital of the shares of the Company's common stock that have been and that may be issued to Aspire Capital under the Purchase Agreement.

Audit Committee Pre-Approval Policies and Procedures

        Beginning in 2011, the Audit Committee pre-approves all auditing services and permitted non-audit services, including the fees and terms of those services, to be performed for the Company by its independent auditor prior to engagement. As our Audit Committee was not established until the effectiveness of our Registration Statement on Form S-1 filed in connection with our initial public offering in February 2011, the audit services performed before such date were pre-approved by our Chairman, Chief Executive Officer and sole director.

Required Vote and Board Recommendation

        If a quorum is present, the affirmative vote of the stockholders holding a majority of the shares of common stock represented at the 2012 Annual Meeting, whether in person or by proxy, and entitled to vote on the matter is required to ratify the selection of the independent public accountant.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANT FOR 2012.

OTHER INFORMATION

CORPORATE GOVERNANCE

Independence

        Our Board of Directors currently has four members: Manny Villafaña, Arch C. Smith, Robert E. Munzenrider and Robert J. Sheehy. The Board has determined that Mr. Villafaña is not independent due to their receipt of payments from the Company as compensation for services provided as Chief Executive Officer and Chief Financial Officer/Chief Operating Officer of the Company, respectively. All remaining directors are "independent" within the definition provided by NASDAQ Rule 5605.

        The Board of Directors was comprised of one member, Manny Villafaña, since our founding in 2007 through the effectiveness of our Registration Statement on Form S-1 filed in connection with our initial public offering in February 2011. At that time, Mr. Munzenrider joined the Board of Directors. Messrs. Smith and Sheehy joined the Board of Directors at the closing of our initial public offering, also in February 2011. The Board of Directors held five meetings and acted by written action of the Board of Directors six times during 2011. Each director attended at least 75% of the total number of Board meetings held while the director served during the 2011 fiscal year and the total number of meetings held by all committees of the Board on which the director served, if any, during the 2011 fiscal year. The Company's last annual meeting of stockholders was held on May 18, 2011 and was attended by two of our directors. The Board of Directors encourages all directors to attend the Company's annual meetings, but does not have a formal attendance policy.

        The Board of Directors has an Audit Committee, Compensation Committee and Governance/Nominating Committee, each of which was established in February 2011 in connection with our initial public offering.

The Board's Role in Risk Oversight

        It is management's responsibility to manage risk and bring to the Board's attention the most material risks to the Company. The Board of Directors has oversight responsibility of the processes established to report and monitor systems for material risks applicable to the Company. The Audit Committee provides oversight of management with respect to enterprise-wide risk management, which focuses primarily on financial and accounting risks and legal and compliance risks, including oversight of internal controls over financial reporting. In addition, the Compensation Committee considers risks related to the attraction and retention of talent and risks relating to the design of compensation programs and arrangements. The Compensation Committee also reviews compensation and benefits plans affecting employees in addition to those applicable to the executive officers. The Company has determined that it is not reasonably likely that compensation and benefit plans create risks that would have a material adverse effect on the Company. The full Board considers strategic risks and opportunities and regularly receives detailed reports from management and the committees, with respect to their areas of responsibility for risk oversight.

Board Leadership Structure

        One of the key responsibilities of the Board of Directors is to develop strategic direction and hold management accountable for the execution of strategy once it is developed. The Board of Directors believes the combined role of Chairman of the Board and Chief Executive Officer, together with a Lead Independent Director having the duties described in the following section, is in the best interests of the stockholders because it promotes strategy development and execution and facilitates information flow with management to aid in the Board's evaluation of management's performance. The Board believes that the Company's Chief Executive Officer is best situated to serve as Chairman of the Board because of his unique familiarity with the Company's history, business and industry, which makes him most capable of effectively leading discussions among directors of diverse backgrounds and experience regarding the Company's operations and strategy identification, execution and evaluation.

        Because our Chairman of the Board also serves as our Chief Executive Officer and thus does not satisfy the definition of "independence" as set forth in NASDAQ Rule 5605, our Board of Directors has appointed Robert E. Munzenrider to serve as "Lead Independent Director." The Lead Independent Director has the responsibility of presiding at all executive sessions of the Board of Directors, consulting with the Chairman of the Board and Chief Executive Officer on Board and committee meeting agendas, acting as a liaison between management and the non-management directors, including maintaining frequent contact with the Chairman of the Board and Chief Executive Officer and advising him on the efficiency of the board meetings and facilitating teamwork and communication between the non-management directors and management.

Code of Ethics

        The Company has adopted a Code of Ethics (the "Code"), which is applicable to all directors, officers and employees of the Company. The Code covers all areas of professional conduct, including customer and supplier relationships, conflicts of interest, insider trading, confidential information, accuracy of company records, public disclosures, contact with government officials, and workplace behavior. It requires strict adherence to all laws and regulations applicable to our business. The Code requires all persons to bring any violations and suspected violations of the Code to the Company's attention, through their supervisor, management, outside legal counsel, or by confidentially contacting the Chairman of the Audit Committee. The Code is posted to the Investors section of our website at www.KipsBayMedical.com. We intend to include on our website, within the time period required by Form 8-K, any amendment to, or waiver from, a provision of our Code that applies to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions, and that relates to any element of the Code of Ethics definition enumerated in Item 406(b) of Regulation S-K.

Audit Committee

        The principal functions of the Audit Committee are to evaluate and review the Company's financial reporting process and systems of internal controls. The Audit Committee evaluates the independence of the Company's independent auditor, appoints the Company's independent auditor, approves fees to be paid to our independent auditor, and reviews the Company's financial statements with management and the independent auditor. The Audit Committee has recommended to the Board of Directors the appointment of Ernst & Young LLP to serve as the Company's independent auditor for 2012.

        The Audit Committee operates under a written charter, which is available on the Investors section of our website at www.KipsBayMedical.com. Under the charter, the Audit Committee must be comprised of not less than three members of the Board of Directors and its composition must otherwise satisfy NASDAQ and SEC requirements applicable to audit committees. The members of the Company's Audit Committee are Robert E. Munzenrider (Chairman), Arch C. Smith and Robert J. Sheehy, all of whom have been determined by the Board of Directors to be independent under the definition of "independence" provided by NASDAQ Rule 5605 and Rule 10A-3 of the Securities Exchange Act of 1934. The Board has determined that Mr. Munzenrider is an "audit committee financial expert" as defined by applicable SEC regulations. The Audit Committee was established in February 2011. The Audit Committee held four meetings during the 2011 fiscal year.

Report of the Audit Committee

        The following report of the Audit Committee shall not be deemed to be filed with the Securities and Exchange Commission ("SEC") or incorporated by reference in any previous or future documents filed by the Company with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference in any such document.

        The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent registered public accounting firm is responsible for performing an independent audit of the Company's financial statements and expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles.

        The Audit Committee has reviewed and discussed with management, the Company's audited financial statements as of and for the year ended December 31, 2011. The Audit Committee has discussed with Ernst & Young LLP, the Company's independent registered public accounting firm, the matters required to be discussed under Public Company Accounting Oversight Board standards. The Audit Committee has received and reviewed the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding communications with the audit committee concerning independence, and the Audit Committee discussed with Ernst & Young LLP their independence from management and the Company. The Audit Committee has considered whether the provision of services by Ernst & Young LLP not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the Company's Forms 10-Q are compatible with maintaining Ernst & Young LLP's independence, and has determined that they are compatible and do not impact Ernst & Young LLP's independence.

        Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above should be included in the Company's Annual Report on Form 10-K accompanying this Proxy Statement and filed with the Securities and Exchange Commission for the year ended December 31, 2011.

Audit Committee

Robert E. Munzenrider, Chairman
Arch C. Smith
Robert J. Sheehy

Compensation Committee

        The members of the Compensation Committee are Robert J. Sheehy (Chairman), Robert E. Munzenrider and Arch C. Smith, all of whom are independent within the definition of "independence" provided by NASDAQ Rule 5605. The Compensation Committee operates under a written charter, which is available on the Investors section of our website at www.KipsBayMedical.com.

        The Board has authorized the Compensation Committee to review and advise management on a broad range of compensation policies for employees. The Company's Chief Executive Officer is responsible for establishing specific terms of compensation for Company employees who are not subject to Section 16 of the Securities Exchange Act of 1934, and works with the Compensation Committee on specific terms of compensation for Section 16 officers, subject to approval by the Board of Directors. The Compensation Committee is also responsible for recommending to the Board of Directors the base salaries, salary increases, equity awards and other benefits for the Company's executive officers. The Board of Directors retains authority to set director compensation, although the Compensation Committee makes recommendations to the Board of Directors on director compensation. Additionally, the Compensation Committee administers the Company's 2007 Long-Term Incentive Plan and grants stock options pursuant to such plan. During fiscal year 2011, the Compensation Committee engaged the 21-Group, a compensation consultant, for purposes of evaluating the appropriateness and reasonableness of compensation paid to the Company's executive officers and directors. The Compensation Committee may delegate its responsibilities to subcommittees to the extent permitted by applicable laws and regulations; however, such subcommittees are not permitted to have decision-making authority and are required to report regularly to the full Compensation Committee. The Compensation Committee was established in February 2011. The Compensation Committee held three meetings during the 2011 fiscal year.

Governance/Nominating Committee

        The members of the Governance/Nominating Committee are Robert E. Munzenrider (Chairman), Robert J. Sheehy and Arch C. Smith, all of whom are independent within the definition of "independence" provided by NASDAQ Rule 5605. The Governance/Nominating Committee operates under a written charter, which is available on the Investors section of our website at www.KipsBayMedical.com. In accordance with NASDAQ requirements, all four of the director nominees for the 2012 Annual Meeting were approved by the Governance/Nominating Committee comprised of independent directors. The Governance/Nominating Committee was established in February 2011. The Governance/Nominating Committee met two times during the 2011 fiscal year.

        The principal purpose of the Governance/Nominating Committee is to identify and evaluate qualified individuals for membership on the Board of Directors. The Governance/Nominating Committee annually considers the size, composition and needs of the Board of Directors in evaluating director candidates and recommends director nominees for election at each annual meeting of stockholders.

Selection of Director Nominees

        In selecting nominees for directors, the Governance/Nominating Committee will consider all candidates submitted, including incumbent Board of Directors members, based upon the qualifications of the candidates, the business and financial experience of the candidates, the experience of the candidates serving on public company boards of directors, and other skills sets deemed appropriate by the Governance/Nominating Committee to enact the mission and business purposes of the Company. Our Principles of Corporate Governance specify that directors must have certain minimum qualifications, including governance, business and professional experience, industry awareness/knowledge, stakeholder awareness, and high standards of personal ethics.

        In addition, diversity is a factor in evaluating director nominees. The Governance/Nominating Committee considers diversity of experience, skills, geographic representation and background as factors in the selection of new director nominees, with the goal of assembling a Board of Directors with complementary skill sets and viewpoints. The Governance/Nominating Committee and Board of Directors has not adopted a stand-alone diversity policy at this time. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

        Currently, the Company does not engage any third parties to identify or evaluate potential nominees. The Governance/Nominating Committee will consider director candidates recommended by holders of the Company's common stock on the same basis as any other candidate submitted for consideration as a nominee. No nominations for candidates were received from any holders of common stock for the 2012 Annual Meeting.

        In order for a candidate to be considered for nomination by the Governance/Nominating Committee, a stockholder must submit to the attention of the Chief Executive Officer of the Company a written recommendation that contains the following information:

  (1)
  the full name and address of the stockholder submitting the recommendation;

  (2)
  the number of shares of common stock of the Company owned by the stockholder submitting the recommendation;

  (3)
  the full name and address of the director candidate;

  (4)
  the age of the director candidate;

  (5)
  a five-year business history of the director candidate;

  (6)
  the amount of common stock of the Company owned by the director candidate;

  (7)
  whether the director candidate can read and understand basic financial statements;

  (8)
  the director candidate's other board memberships, if any;

  (9)
  any family relationships between the director candidate and any executive officer or current director of the Company;

  (10)
  any business transactions between the director candidate or the candidate's business and the Company;

  (11)
  a written consent of the director candidate to be named in the Company's proxy statement and to serve as a director if elected; and

  (12)
  a written consent of the stockholder submitting the recommendation to be named in the Company's proxy statement.

        Additionally, any holder of common stock nominating a candidate is encouraged to set forth any other qualifications which he or she believes the candidate has to serve as director of the Company and the reasons why the holder believes the candidate should be elected to the Board of Directors of the Company. The Governance/Nominating Committee may require the stockholder or nominee to furnish additional information to evaluate the nominee's suitability. In the event a stockholder does not comply with the nomination process described in this Proxy Statement, the proposed nomination may be declared defective and disregarded. The non-employee director nominees, who are standing for election at the 2012 Annual Meeting, Messrs. Smith, Munzenrider, and Sheehy, were initially appointed to Company's Board of Directors by the Company's Chairman and Chief Executive Officer, who at the time was the sole director.

SECURITY HOLDER COMMUNICATIONS TO THE BOARD OF DIRECTORS

        Any holder of common stock wishing to communicate with the Board of Directors about any matter involving the business or operations of the Company should send the communication, in written form, to the Chief Executive Officer of the Company at the Company's principal place of business at 3405 Annapolis Lane North, Suite 200, Minneapolis, Minnesota 55447. The Chief Executive Officer of the Company will promptly send the communication to each member of the Board of Directors.

PRINCIPAL STOCKHOLDERS

        The following table sets forth information regarding the beneficial ownership of our common stock as of April 2, 2012 including:

  •
  each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;

  •
  each of our named executive officers;

  •
  each of our directors; and

  •
  all of our directors and executive officers as a group.

        The percentage ownership information shown in the table is based upon 16,245,579 shares of common stock outstanding as of April 2, 2012.

        Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than 5% of our common stock. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options that are either immediately exercisable or exercisable on or before that date that is 60 days after April 2, 2012. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

        Unless otherwise noted below, the address for each person or entity listed in the table is c/o Kips Bay Medical, Inc., 3405 Annapolis Lane North, Suite 200, Minneapolis, Minnesota 55447.

	Beneficial Ownership
				Percent of Class
	Shares Held		Options(1)
5% Stockholders
Kips Bay Investments, LLC(2)	6,791,956	(3)	—	41.6%
8500 Normandale Lake Boulevard,
Suite 600, Bloomington, MN 55437
Directors and Named Executive Officers
Manny Villafaña	5,281,397		—	32.3
Robert E. Munzenrider	45,000		—	*
Arch C. Smith	49,200		25,000	*
Robert J. Sheehy	61,667		—	*
Scott Kellen	—		31,250	*
Randall K. LaBounty	—		18,750	*
All directors and executive officers as a group (7 persons)	5,437,264		88,750	33.8

*
Less than 1%.

(1)
Represents options exercisable within 60 days of April 2, 2012.

(2)
Kips Bay Investments, LLC is directly owned by Nasser J. Kazeminy, Yvonne P. Kazeminy, Triomphe Investments I, LLC, Triomphe Investments II, LLC, Triomphe Investments III, LLC and Triomphe Investments IV, LLC, each of which hold shared voting and dispositive power with respect to the shares held by Kips Bay Investments, LLC. Triomphe Investments I, LLC, Triomphe Investments II, LLC, Triomphe Investments III, LLC, and Triomphe Investments IV, LLC are 100% controlled by trusts for the benefit of Nasser J. Kazeminy's family. The trustees of such trusts are Nader C. Kazeminy, Tanya M. Kazeminy-Mackay, and U.S. Bank National Association, SD.

(3)
Includes 2,900 shares held by the principal equityholder of Kips Bay Investments, LLC. Kips Bay Investments, LLC disclaims beneficial ownership of such shares.

 EXECUTIVE COMPENSATION

Overview

        In this section, we describe our compensation programs and policies and the material elements of compensation for the year ended December 31, 2011 for our Chairman and Chief Executive Officer, our Chief Financial Officer, Vice President of Finance, and Secretary, and our Vice President of Regulatory and Clinical Affairs. We refer to these persons as our "named executive officers" elsewhere in this Proxy Statement. On May 2, 2011, Mr. Randall LaBounty commenced employment as the Vice President of Regulatory and Clinical Affairs.

        Decisions on the components of our compensation programs were, until the effectiveness of the registration statement filed in connection with our initial public offering, the responsibility of our Chairman and Chief Executive Officer. Following the effectiveness of the registration statement filed in connection with our initial public offering in February 2011, our compensation committee became responsible for reviewing and evaluating these components, including employee base salaries and benefit plans. The compensation committee provides advice and recommendations to the board of directors on such matters. See "Corporate Governance—Compensation Committee" for further details on the role of the compensation committee.

Employment Agreements

Manny Villafaña

        We entered into an employment agreement with Mr. Villafaña on July 19, 2007. This agreement provided for an initial base salary, which base salary was increased to $335,711 effective July 4, 2011. Mr. Villafaña may be awarded discretionary bonuses as determined by our board of directors and is entitled to participate in any employee benefit plans we sponsor.

        Pursuant to the employment agreement, if we terminate Mr. Villafaña's employment without cause, he is entitled to his base salary for the entire term of the employment agreement, which expires on July 1, 2012. For benefits payable upon a change in control, see "Severance Benefits and Change in Control Arrangements."

        The employment agreement also contains provisions relating to confidential information, requiring Mr. Villafaña to refrain from disclosing any of our proprietary information, and to assignment of inventions, obligating Mr. Villafaña to assign to us any inventions which directly concern our eSVS MESH or future products, research, or development, or which result from work he performs for us or using our facilities. Further, Mr. Villafaña's employment agreement contains certain provisions concerning his post-employment activities. Pursuant to the agreement, he has agreed not to compete with us for a period of two years after the termination of his employment, provided that we make a monthly payment to Mr. Villafaña equal to his base salary rate at the time of termination, adjusted based upon changes in the consumer price index, beginning with the first month after termination of employment and continuing until the non-competition provision expires. Such two-year non-competition period will automatically be extended by one year increments, up to a total of five years, unless terminated by us, provided we continue making the monthly payments set forth above. Mr. Villafaña will also be entitled to continue his participation in our medical benefits plan for the term of the non-competition provision, provided he continues to pay the employee portion of the premium. Following the termination of his employment with us, Mr. Villafaña has also agreed to consult on non-confidential matters at the request of our board of directors.

Scott Kellen and Randall K. LaBounty

        We entered into employment agreements with Mr. Kellen on February 8, 2010, and with Mr. LaBounty on May 2, 2011. Mr. Kellen's employment agreement provided for an annual base salary,

which base salary was increased to $225,000 effective April 1, 2012. Mr. LaBounty's employment agreement provided for an annual base salary of $225,000. As explained further in "Overview" above, these compensation amounts were determined by our Chief Executive Officer and Chairman and reviewed by our Compensation Committee.

        Mr. Kellen and Mr. LaBounty are at-will employees. Therefore, their employment agreements do not have defined terms, and may be terminated by the executive or by us for any reason or no reason with ten days prior notice.

        Although we may, in our discretion, provide Mr. Kellen and Mr. LaBounty with severance benefits upon termination of their employment, neither of them is entitled to severance benefits. For benefits payable upon a change in control, see "Severance Benefits and Change in Control Arrangements."

        Pursuant to non-competition and non-solicitation provisions of their employment agreements, Mr. Kellen and Mr. LaBounty have agreed not to compete with us for a period of one year following termination of their employment. The employment agreements also contain provisions relating to confidential information and assignment of inventions, which require Mr. Kellen and Mr. LaBounty to refrain from disclosing any of our proprietary information and to assign to us any inventions which directly concern our eSVS MESH or future products, research, or development, or which result from work they perform for us or using our facilities.

Base Salary

        Base salaries for our named executive officers are established based on the executive's level of responsibility and years of experience, taking into account competitive trends. Base salaries of all employees, including executive officers, are reviewed annually and may be increased for merit reasons or due to overall company performance.

Equity Awards

        Equity awards to our named executive officers generally consist of incentive stock options. For a description of the terms and conditions of our stock option plan, see "Employee Benefit Plans—2007 Long-Term Incentive Plan."

        Upon commencement of his employment with us, Mr. Kellen received an incentive stock option to purchase 50,000 shares of our common stock at an exercise price of $7.00 per share. One-quarter of the total number of shares subject to the option vested on each of February 8, 2011 and 2012 and an additional one-quarter of the total number of shares will vest on each of February 8, 2013 and 2014. On March 7, 2011, Mr. Kellen received an incentive stock option to purchase 25,000 shares of our common stock at an exercise of $6.10 per share. One quarter of the total number of shares subject to the option vested on March 7, 2012 and an additional one-quarter of the total number of shares subject to the option will vest on each of March 8, 2013, 2014 and 2015. On October 20, 2011, Mr. Kellen received an incentive stock option to purchase 56,250 shares of our common stock at an exercise price of $2.00 per share. Pursuant to this option, 14,063 shares subject to the option will vest on each of October 20, 2012 and 2013, while 14,062 shares subject to the option will vest on each of October 20, 2014 and 2015.

        On May 2, 2011, upon commencement of his employment with us, Mr. LaBounty received an incentive stock option to purchase 75,000 shares of our common stock at an exercise price of $5.18 per share. One-quarter of the total number of shares subject to the option will vest on each of May 2, 2012, 2013, 2014 and 2015. On October 20, 2011, Mr. LaBounty received an incentive stock option to purchase 56,250 shares of our common stock at an exercise price of $2.00 per share. Pursuant to this option, 14,063 shares subject to the option will vest on each of October 20, 2012 and 2013, while 14,062 shares subject to the option will vest on each of October 20, 2014 and 2015.

        There were no options exercised by any of our named executive officers during 2011.

Non-Equity Incentive Compensation

        We did not award any non-equity incentive compensation to any of our named executive officers in 2011.

Retirement Plan and Other Benefits

        We offer a SIMPLE IRA plan and health, disability, and life insurance to our full-time employees, including our named executive officers. For a description of the terms and conditions of our SIMPLE IRA plan, see "Employee Benefit Plans—Retirement Plan and Other Benefits."

Nonqualified Deferred Compensation

        We currently do not maintain any nonqualified deferred compensation plans.

Perquisites and Other Personal Benefits

        We did not provide any named executive officer with perquisites or personal benefits during 2011.

Severance Benefits and Change in Control Arrangements

        We have agreed to provide the severance benefits and change in control arrangements described below to our named executive officers.

Manny Villafaña

        Pursuant to his employment agreement, if we terminate Mr. Villafaña's employment without cause, he is entitled to his base salary for the entire term of the agreement. The agreement will expire on July 1, 2012.

        Pursuant to the agreement, Mr. Villafaña has agreed not to compete with us for a period of two years after the termination of his employment, subject to extension by us for three additional years, provided that we make a monthly payment to Mr. Villafaña equal to his base salary rate at the time of termination, adjusted based upon changes in the consumer price index, beginning with the first month after termination of employment and continuing until the non-competition provision expires. Mr. Villafaña will also be entitled to continue his participation in our medical benefits plan, provided he continues to pay the employee portion of the premium. Such benefits will continue until the expiration of the non-competition provision, which, as discussed in "Employment Agreements" above, will be a period of not less than two years and not more than five years.

        We also entered into a change in control agreement with Mr. Villafaña on September 12, 2008. Under the terms of this agreement, if, within 24 months of a change in control, Mr. Villafaña's employment is terminated by us other than for cause, or if he resigns for good reason, Mr. Villafaña will be entitled to a prorated portion of any annual incentive bonus for the year in which the termination occurs and a severance benefit equal to three years of his base salary. The change in control agreement expired by its terms on September 12, 2011, but was automatically renewed until September 12, 2012 because neither party provided written notice to the other of the intent to not extend the agreement. The change in control agreement will continue to be automatically extended by one-year increments thereafter unless either party provides written notice to the other of the intent not to extend the agreement.

Scott Kellen and Randall K. LaBounty

        Under the terms of their employment agreements, neither Mr. Kellen nor Mr. LaBounty is entitled to any severance benefits upon termination of employment. However, we may, in our sole discretion, provide them with severance benefits.

        We entered into change in control agreements with Mr. Kellen, effective February 8, 2010 and Mr. LaBounty, effective May 2, 2011. Under the terms of these agreements, if, within 24 months of a change in control, either executive is terminated by us for a reason other than cause or resigns for good reason, he will be entitled to a prorated portion of any annual incentive bonus for the year in which the termination occurs and a severance benefit equal to two years of his base salary. The change in control agreements expire three years from their effective dates, but will be automatically extended by one-year increments unless either party provides written notice to the other of the intent not to extend the agreement.

Summary Compensation Table for 2011

        The following table provides information regarding the compensation earned during the years ended December 31, 2011 and 2010 by our Chairman and Chief Executive Officer, our Chief Financial Officer, Vice President of Finance, and Secretary, and our Vice President of Regulatory and Clinical Affairs. We refer to these persons as our "named executive officers" elsewhere in this Proxy Statement.

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Manny Villafaña	2011	$327,103	—	9,813	336,916
Chairman and Chief Executive Officer	2010	311,527	—	9,501	321,028
Scott Kellen	2011	198,733	126,258	5,962	330,953
Chief Financial Officer, Vice President of	2010	164,365	179,598	5,081	349,044
Finance and Secretary(3)
Randall K. LaBounty	2011	142,789	253,554	4,154	400,496
Vice President of Regulatory and Clinical Affairs(4)

(1)
The value of each of the option awards was computed in accordance with FASB ASC Topic 718 without consideration of forfeitures. Valuation assumptions are described in the notes to financial statements appearing in our Annual Report on Form 10-K for the year ended December 31, 2011. See the table entitled "Outstanding Equity Awards at December 31, 2011" and our discussion of stock-based compensation under "Employee Benefit Plans." Each stock option is an incentive stock option with a ten-year term, and vests, in the aggregate, as to one-fourth of the shares on the first anniversary of the grant date and annually thereafter until the fourth anniversary of the grant date.

(2)
Represents our match of Mr. Villafaña's, Mr. Kellen's and Mr. LaBounty's contributions to their SIMPLE IRA accounts. See our discussion of our SIMPLE IRA plan under "Employee Benefit Plans—Retirement Plan and Other Benefits."

(3)
Mr. Kellen joined the Company as its Chief Financial Officer, Vice President of Finance and Secretary on February 8, 2010. On March 13, 2012, Mr. Kellen was appointed as the Company's Chief Operating Officer.

(4)
Mr. LaBounty joined the Company as its Vice President of Regulatory and Clinical Affairs on May 2, 2011.

Outstanding Equity Awards at December 31, 2011

        The following table sets forth certain information regarding outstanding equity awards granted to our named executive officers as of December 31, 2011. Each award was granted pursuant to our 2007 Long-Term Incentive Plan.

	Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price	Option Expiration Date
Scott Kellen	2/8/2010	12,500	37,500	(1)	7.00	2/8/2020
	3/7/2011	—	25,000	(2)	6.10	3/7/2021
	10/20/2011	—	56,250	(3)	2.00	10/20/2021
Randall K. LaBounty	5/2/2011	—	75,000	(4)	5.18	5/2/2021
	10/20/2011	—	56,520	(5)	2.00	10/21/2021

(1)
Represents shares granted pursuant to an incentive stock option agreement for an aggregate of 50,000 shares. This option vests in four annual installments beginning on February 8, 2011.

(2)
Represents shares granted pursuant to an incentive stock option agreement for an aggregate of 25,000 shares. This option vests in four annual installments beginning on March 7, 2012.

(3)
Represents shares granted pursuant to an incentive stock option agreement for an aggregate of 56,250 shares. This option vests in four annual installments beginning on October 20, 2012.

(4)
Represents shares granted pursuant to an incentive stock option agreement for an aggregate of 75,000 shares. This option vests in four annual installments beginning on May 2, 2012.

(5)
Represents shares granted pursuant to an incentive stock option agreement for an aggregate of 56,250 shares. This option vests in four annual installments beginning on October 20, 2012.

Employee Benefit Plans

2007 Long-Term Incentive Plan

        Our 2007 Long-Term Incentive Plan, or the 2007 Plan, was adopted by our board of directors and approved by our stockholders on July 27, 2007. The 2007 Plan will expire in July 2017, unless sooner terminated by our board of directors. Under the 2007 Plan, we may grant incentive stock options, nonqualified stock options, restricted stock awards, stock appreciation rights, and other performance awards to our officers, directors, employees, consultants, and advisors.

Retirement Plan and Other Benefits

        We sponsor a SIMPLE IRA retirement plan, which covers substantially all qualified full-time employees. This plan provides that each employee may elect to contribute to an individual retirement plan through salary reduction contributions. We currently match each employee's contribution to the plan up to 3% of the employee's base annual wage. We also offer health, disability, and life insurance to our full-time employees.

 DIRECTOR COMPENSATION

        Until the effectiveness of the registration statement filed in connection with our initial public offering in February 2011, Manny Villafaña was our sole director and the chairman of our board of directors. Mr. Villafaña is not compensated for his services as a director. Mr. Munzenrider joined our board of directors following the effectiveness of the registration statement filed in connection with our initial public offering in February 2011, and Messrs. Smith and Sheehy joined our board of directors upon the closing of our initial public offering in February 2011.

        For the 2011 fiscal year, Messrs. Smith, Munzenrider, and Sheehy, as our non-employee directors, were each paid an annual retainer of $18,000; a meeting attendance fee of $1,250 per meeting; a committee meeting attendance fee of $1,500 and $1,000 per meeting for chairs and members, respectively; and annual stipends of $3,000 and $5,000 for the chairmen of the compensation and audit committees, respectively.

        For the 2012 fiscal year, the non-employee directors are each paid an annual retainer of $18,000; a retainer of $6,000 for each member of the audit committee; a retainer of $3,000 for each member of the compensation committee; a retainer of $2,000 for each member of the nominating and governance committee; and annual stipends of $10,000 and $5,000 for the chair of audit and compensation committees, respectively.

        In addition to these director fees, each non-employee director receives restricted stock in recognition of each director's service to the Company and to further align director and stockholder interests. Upon joining the board in February 2011, each non-employee director received a restricted stock grant of 30,000 shares of common stock, which will vest in four annual increments, beginning with the one-year anniversary of the director's appointment to the board. On December 13, 2011, each non-employee director also received a restricted stock grant of 15,000 shares of common stock, which will vest on the one-year anniversary of the grant date.

Director Compensation Table for 2011

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Arch C. Smith	$21,000	$265,200	286,200
Robert E. Munzenrider	26,125	265,200	291,325
Robert J. Sheehy	23,875	265,200	289,075

(1)
The value of each of the stock awards was computed in accordance with FASB ASC Topic 718 without consideration of forfeitures. Valuation assumptions are described in the notes to financial statements appearing in our Annual Report on Form 10-K for the year ended December 31, 2011.

 EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information concerning the Kips Bay Medical, Inc. 2007 Long-Term Incentive Plan, which was adopted by the Board of Directors and approved by stockholders in July 2007, as of December 31, 2011.

	Number of securities to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	1,261,000	$3.73	515,500
Equity compensation plans not approved by security holders(1)	103,125	10.00	—

Totals	1,364,125	$4.20	515,500

(1)
Represents warrants to purchase our common stock issued to the underwriters and their designees in our initial public offering.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        The following is a summary of transactions since the beginning of 2010 to which we have been a party in which the amount involved exceeded $84,195, which is approximately 1% of the average of our total assets at December 31, 2010 and 2011, and in which any of our directors, executive officers or beneficial holders of more than 5% of our capital stock had or will have a direct or material indirect interest, other than compensation arrangements that are described under the sections of this Proxy Statement entitled "Executive Compensation" and "Director Compensation."

Equity Issuances to Directors, Executive Officers and 5% Stockholders

        The following table shows all issuances of common stock since the beginning of 2010 to holders of more than 5% of our capital stock. There have been no transactions with executive officers or directors during this time not otherwise described under the sections of this Proxy Statement entitled "Executive Compensation" and "Director Compensation."

	Date of Issuance	Number of Shares	Aggregate Purchase Price
5% Stockholders
Kips Bay Investments, LLC	2/16/2010	600,000	$3,500,000
	2/16/2010	400,000	250,000

Agreements with Directors and Executive Officers

        Please see "Executive Compensation" for information regarding the employment agreements with, and compensation of, our executive officers.

Agreements with 5% Stockholders

Investment Agreement with Kips Bay Investments, LLC

        We are a party to an Investment Agreement dated, July 19, 2007, with Manny Villafaña and Kips Bay Investments, LLC, or KBI, which had no relationship to us prior to entering into this Investment Agreement. Pursuant to the Investment Agreement, KBI sold us all of its right, title and interest to certain intellectual property assets in exchange for a first secured promissory note, dated July 19, 2007, with a principal amount of $100,000 and loaned to us $2.9 million in exchange for a second secured promissory note dated July 19, 2007 with a principal amount of $2.9 million. The $100,000 note and the $2.9 million note, collectively the Notes, accrued interest at a rate of 9% per annum. All principal and accrued interest under the Notes was convertible into shares of our common stock at a per share price of $0.625 per share. In connection with the issuance of the Notes, we entered into a Loan and Security Agreement with KBI, pursuant to which we granted a security interest in all of our existing and to-be-acquired property and proceeds therefrom, including all intellectual property assets transferred to us pursuant to the first secured promissory note.

        The Investment Agreement also granted KBI two stock purchase options. The first stock purchase option granted KBI the right to purchase 600,000 shares of our common stock for $3.5 million following our determination that our eSVS MESH was suitable for human implantation. The second stock purchase option granted KBI the right to purchase an additional 600,000 shares of our common stock for $3.5 million following the first implantation of our eSVS MESH.

        In April 2008, we determined that our eSVS MESH was suitable for human implantation, and KBI subsequently exercised its first stock purchase option under the Investment Agreement, purchasing an aggregate of 600,000 shares of our common stock for a purchase price of $3.5 million in nine installments from May 2008 to June 2009.

        In August 2008, the first implantation of our eSVS MESH took place thereby satisfying the condition to the second stock purchase option. KBI exercised the second option in February 2010, purchasing an additional 600,000 shares for a purchase price of $3.5 million.

        In March 2009, KBI converted the entire principal amount of $3.0 million and partially converted $217,188 of $467,188 in accrued interest on the Notes into 5,147,389 shares of our common stock at a price of $0.625 per share, and we paid KBI the balance of $250,000 of accrued interest in cash. In connection with KBI's exercise of the second stock purchase option in February 2010, we and KBI entered into an agreement whereby KBI repaid us the $250,000 in cash and we issued KBI 400,000 shares of our common stock at a price of $0.625 per share.

        Due to the conversion of the Notes, exercise of the stock purchase options, and other purchases of our common stock, as of April 2, 2012, KBI beneficially owns 41.6% of our common stock. The Loan and Security Agreement pursuant to which the Notes were issued has no further material force or effect following conversion of the Notes as there is no debt outstanding and no obligation to issue additional debt.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, and based solely on a review of the copies of such reports furnished to us and written representations from our officers and directors, all directors and officers timely filed reports of ownership and changes in ownership with the Securities and Exchange Commission, except for Mr. Munzenrider, Mr. Smith and Mr. Sheehy, who each filed a late Form 4 to report grants of restricted stock.

 OTHER INFORMATION

        Management knows of no other matters which may be brought before the 2012 Annual Meeting. If any other matters are presented at the meeting on which a vote may properly be taken, the persons named as proxy holders in the enclosed proxy card will vote thereon in accordance with their best judgment.

ANNUAL REPORT AND FINANCIAL STATEMENTS

        The Company's Annual Report on Form 10-K, including the Company's financial statements and the notes thereto for the year ended December 31, 2011, accompanies the delivery of this Proxy Statement.

        We will provide a copy of the Form 10-K and/or the Exhibits to the 10-K upon written request and payment of specified fees. The written request for such Form 10-K and/or Exhibits should be directed to Scott Kellen, Chief Financial Officer, Vice President of Finance and Secretary, at 3405 Annapolis Lane North, Suite 200, Minneapolis, Minnesota 55447. Such request must set forth a good faith representation that the requesting party was a holder of record or a beneficial owner of common stock in the Company on April 2, 2012. The 2011 Annual Report on Form 10-K complete with exhibits and the Proxy Statement are also available at no cost through the EDGAR database available from the SEC's internet site (www.sec.gov), and at https://proxymaterials.kipsbaymedical.com.

COMPANY # TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW, SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD. The Board of Directors Recommends a Vote FOR Items 1, 2 and 3. 1. Election of directors: 01 Robert J. Sheehy 03 Robert E. Munzenrider Vote FOR Vote WITHHELD 02 Arch C. Smith 04 Manny Villafaña all nominees from all nominees (except as marked) (Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.) 2. To authorize the potential issuance of additional shares of common stock to Aspire Capital Fund, LLC in accordance with the stockholder approval requirements of Nasdaq Rule 5635. For Against Abstain 3. To ratify the appointment of Ernst & Young, LLP as the Company’s Independent Registered Public Accountant for the year 2012. For Against Abstain THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS. Address Change? Mark box, sign, and indicate changes below: Date Signature(s) in Box Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, adminis-trators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy. Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. INTERNET/MOBILE – www.eproxy.com/kips Use the Internet to vote your proxy until 12:00 p.m. (CT) on May 21, 2012. PHONE – 1-800-560-1965 Use a touch-tone telephone to vote your proxy until 12:00 p.m. (CT) on May 21, 2012. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card. Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945

Kips Bay Medical, Inc. 3405 Annapolis Lane North, Suite 200 Minneapolis, MN 55447 proxy This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 22, 2012. The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side. If no choice is specified, the proxy will be voted “FOR” Items 1, 2 and 3. By signing the proxy, you revoke all prior proxies and appoint Manny Villafaña and Scott Kellen, and each of them with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments. See reverse for voting instructions. KIPS BAY MEDICAL, INC. ANNUAL MEETING OF STOCKHOLDERS Tuesday, May 22, 2012 3:30 p.m. CT Minneapolis Club – Founders Room 729 2nd Avenue South Minneapolis, MN 55402

QuickLinks

QUESTIONS AND ANSWERS ABOUT THE 2012 ANNUAL MEETING AND VOTING
PROPOSALS TO BE VOTED UPON PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 APPROVAL OF THE AUTHORIZATION OF THE POTENTIAL ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK TO ASPIRE CAPITAL FUND, LLC IN ACCORDANCE WITH THE STOCKHOLDER APPROVAL REQUIREMENTS OF NASDAQ RULE 5635
PROPOSAL 3
RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANT
OTHER INFORMATION
CORPORATE GOVERNANCE
SECURITY HOLDER COMMUNICATIONS TO THE BOARD OF DIRECTORS
PRINCIPAL STOCKHOLDERS
EXECUTIVE COMPENSATION
DIRECTOR COMPENSATION
EQUITY COMPENSATION PLAN INFORMATION
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER INFORMATION
ANNUAL REPORT AND FINANCIAL STATEMENTS